Exhibit 99.1

JOINT FILER INFORMATION

This statement on Form 4 is filed by Thomas Weisel Partners Group LLC, Tailwind Capital Partners LLC, Thomas Weisel Capital Partners, L.P., TWP CEO Founders’ Circle (QP), L.P., TWP CEO Founders’ Circle (AI), L.P., Thomas Weisel Capital Partners Employee Fund, L.P., Thomas Weisel Capital Partners (Dutch), L.P., Thomas Weisel Capital Partners (Dutch II), L.P. and TWP 2000 Co-Investment Fund, L.P. The principal business address for Thomas Weisel Partners Group LLC and TWP 2000 Co-Investment Fund, L.P. is One Montgomery Street, Suite 3700, San Francisco, CA 94104. The principal business address of each of the other reporting persons is 390 Park Avenue, 17th Floor, New York, NY 10022. The reporting persons disclaim beneficial ownership of the securities listed herein except to the extent of their pecuniary interest therein.

Designated Filer:	Thomas Weisel Partners Group LLC
Issuer and Ticker Symbol:	Acusphere, Inc. (“ACUS”)
Date of Event Requiring Statement:	March 9, 2005

THOMAS WEISEL PARTNERS GROUP LLC

By:	/s/ Jack Helfand

Name: Jack Helfand
Title: Associate General Counsel

TAILWIND CAPITAL PARTNERS LLC

By:	/s/ James S. Hoch

Name: James S. Hoch
Title: Managing Partner

THOMAS WEISEL CAPITAL PARTNERS, L.P.

TWP CEO FOUNDERS’ CIRCLE (QP), L.P.

TWP CEO FOUNDERS’ CIRCLE (AI), L.P.

THOMAS WEISEL CAPITAL PARTNERS
   EMPLOYEE FUND, L.P.

By:	TAILWIND CAPITAL PARTNERS LLC, as General Partner of each
of the limited partnerships named above

By:	/s/ James S. Hoch

Name: James S. Hoch
Title: Managing Partner

THOMAS WEISEL CAPITAL PARTNERS
   (DUTCH), L.P.

THOMAS WEISEL CAPITAL PARTNERS
   (DUTCH II), L.P.

By:	THOMAS WEISEL CAPITAL PARTNERS (DUTCH) LLC, as
General Partner of each of the limited partnerships named above

By:	TAILWIND CAPITAL PARTNERS LLC, as
Managing Member

By:	/s/ James S. Hoch

Name: James S. Hoch
Title: Managing Partner

TWP 2000 CO-INVESTMENT FUND, L.P.

By:	THOMAS WEISEL CAPITAL MANAGEMENT
LLC, as General Partner

By:	/s/ Jack Helfand

Name: Jack Helfand
Title: Associate General Counsel